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                                                                   EXHIBIT 10.04

      [LOGO AND LETTERHEAD OF AID ASSOCIATION FOR LUTHERANS APPEARS HERE]


                                                 CERTIFIED MAIL -
                                                 --------------
                                                 RETURN RECEIPT REQUESTED
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G & G Shops of Woodbridge, Inc.
520 Fifth Avenue
New York, NY 10018
Attn:  Scott Galin
       Executive Vice President

                               Subject: 11/28/88 Lease with HG Property, Inc. ("Lease")
                                         West Side Avenue, North Bergen, NJ

To Whom It May Concern:

Recently, the owner of your building borrowed money from Aid Association for Lutherans ("AAL"). The loan was secured by a deed of trust/mortgage on the property. As part of that transaction, the landlord's interest in your Lease was assigned to AAL by an assignment of rents and leases ("Assignment").

This transfer will not change the manner in which you are making your rental payments. Unless you are otherwise notified in writing by AAL, continue to make your rental payments as you are currently doing now.

However, your attention is particularly called to the following matters:

      1. The Assignment specifically provides that, unless approved in writing by AAL, no cancellation, surrender, or modification may be made of the Lease, no rentals shall be paid other than as now provided in the Lease, and rent may not be collected in advance for more than one month.

      2. Although the Assignment is absolute in nature, there is a license back to the landlord, and the landlord remains solely liable to you under the Lease. AAL does not assume any duty, liability, or obligation under the Lease or any extension or renewal of the Lease either by virtue of the Assignment or by any subsequent receipt or collection of rentals under the Assignment.

      3. Upon receipt of written notice from AAL, you will make your monthly payments as directed in such notice.

      4. All notices required under the terms of the Lease shall also be sent to AAL at 4321 North Ballard Road, Appleton, WI 54919, Attention:
            Investment Department.

Sincerely,                                 HG Property, Inc., a
                                           New Jersey corporation
/s/ Kenneth E. Podell
                                           By:  /s/ Richard J. Milder
Kenneth E. Podell                               --------------------------
Associate General Counsel                       Richard J. Milder
Law Department                                  Assistant Secretary

Nov. 20, 1995
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cc  G & G Shops, Inc., 520 Fifth Avenue, New York, NY 10018, Attn: Scott Galin
    520 Eighth Avenue, New York, NY 10018, Attn: President